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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                       ------------------------------

                                    FORM 8-K

                                  CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 23, 1996


                      ADVANTA Credit Card Master Trust II

                              Advanta National Bank
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   United States                           333-05433                              23-2804492
 ----------------------------------------------     ------------------------                   ----------------------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)                   (IRS Employer
                                                                                               Identification Number)


                               501 Carr Road
                           Wilmington, Delaware                                                   19809
                 -----------------------------------------                                     ----------
                  (Address of Principal Executive Office)                                      (Zip Code)

Registrant's telephone number, including area code (302) 791-4400

                                     N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                          Advanta National Bank USA
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                   United States                          333-05433                                51-000900
 ----------------------------------------------     ------------------------                   ----------------------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)                   (IRS Employer
                                                                                               Identification Number)


                        Brandywine Corporate Center
                              650 Naamans Road
                             Claymont, Delaware                                                   19703
                  ----------------------------------------                                     ----------
                  (Address of Principal Executive Office)                                      (Zip Code)


Registrant's telephone number, including area code (302) 791-4400


                                     N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. On October 23, 1996, the registrants made available to prospective investors a prospectus supplement dated October 22, 1996 and a prospectus dated October 22, 1996 relating to the offering of $432,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1996-E and $27,500,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1996-E of ADVANTA Credit Card Master Trust II. The information contained in the prospectus supplement and the prospectus supersedes any preliminary information contained in the series term sheet dated October 18, 1996 that contained a description of the collateral pool and the proposed structure for the above-referenced transaction that was filed with the Commission on Form 8-K on October 22, 1996. The prospectus supplement and the prospectus are attached hereto as Exhibit 99.1.

Item 6.          Not Applicable.

Item 7.          Exhibits.

                 The following are filed as Exhibits to this Report under
Exhibit 99.

         Exhibit 99.1 Prospectus Supplement dated October 22, 1996, and Prospectus dated October 22, 1996 with respect to the issuance of the Class A Floating Asset Backed Certificates, Series 1996-E and the Class B Floating Rate Asset Backed Certificates, Series 1996-E of the ADVANTA Credit Card Master Trust II.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                           ADVANTA NATIONAL BANK

                                           By: /s/ MICHAEL COCO
                                              -----------------------
                                              Name:   Michael Coco
                                              Title:  Vice President

Dated:  October 23, 1996

                                           ADVANTA NATIONAL BANK USA



                                           By: /s/ MICHAEL COCO
                                              -----------------------
                                              Name:   Michael Coco
                                              Title:  Vice President





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                                 EXHIBIT INDEX

Exhibit                           Description                                                 Page
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
99.1                      Prospectus Supplement and Prospectus dated October 22, 1996.          5





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